                                                                      Exhibit 23

McGladrey & Pullen
Certified Public Accountants

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statements (Nos.
333-91367 and 333-66622) on Form S-8 of BNS Holding, Inc. of our report dated
January 29, 2007 relating to our audit of the consolidated financial statements, which appear in this Annual Report on Form 10-KSB of BNS Holding, Inc. for the
year ended October 31, 2006.

/s/ McGladrey & Pullen, LLP

Kansas City, Missouri
January 29, 2007